                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                                  Applix, Inc.
                (Name of Registrant as Specified In Its Charter)
              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

----------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

----------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

----------------------------------------------------
     (5) Total fee paid:

----------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

----------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

----------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  APPLIX, INC.
                               112 TURNPIKE ROAD
                       WESTBORO, MASSACHUSETTS 01581-2831

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                             ON FRIDAY, MAY 4, 2001

     The Annual Meeting of Stockholders of Applix, Inc. (the "Company") will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Friday, May 4, 2001 at 10:00 a.m., local time, to consider and act upon the following matters:

          (1) To elect two Class I Directors for a term of three years.

          (2) To approve an amendment to the Company's 1994 Equity Incentive
     Plan.

          (3) To approve the Company's 2001 Employee Stock Purchase Plan.

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 16, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            Patrick J. Rondeau, Clerk
Westboro, Massachusetts
March 30, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                  APPLIX, INC.
                               112 TURNPIKE ROAD
                       WESTBORO, MASSACHUSETTS 01581-2831

                                PROXY STATEMENT

             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 4, 2001

                                  INTRODUCTION

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Applix, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 4, 2001, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions, and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting.

     The Company's Annual Report for the fiscal year ended December 31, 2000 is being mailed to stockholders, along with these proxy materials, on or about April 5, 2001.

QUORUM REQUIREMENT

     At the close of business on March 16, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 11,760,127 shares of Common Stock of the Company, constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

     The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or otherwise do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

VOTES REQUIRED

     The affirmative vote of the holders of a plurality of the votes cast by the holders of Common Stock is required for the election of directors. The affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock present and voting on the matter is required for the approval of the amendment to the 1994 Equity Incentive Plan and the approval of the 2001 Employee Stock Purchase Plan.

     Shares that abstain from voting as to a particular matter, and shares held in "street name" by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or the shares voting on that matter (such as the election of Class I Directors, the approval of the amendment to the 1994 Equity Incentive Plan and the approval of the 2001 Employee Stock Purchase Plan).

BENEFICIAL OWNERSHIP OF VOTING STOCK

     The following table sets forth the beneficial ownership of the Company's Common Stock as of December 31, 2000 (1) by each holder of 5% or more of the Company's outstanding Common Stock, (2) by each director, (3) by each of the executive officers named in the Summary Compensation Table set forth below (the "Named Executive Officers") and (4) by all current directors and executive officers as a group.

                                                              NUMBER OF SHARES     PERCENTAGE OF
                                                                BENEFICIALLY        OUTSTANDING
                                                                  OWNED(1)        COMMON STOCK(2)
                                                              ----------------    ---------------
5% Holders
Brad Fire(3)................................................     1,150,000             9.90%

Directors
Jitendra S. Saxena(4).......................................       645,985             5.41%
Alan Goldsworthy(5).........................................       139,454             1.19%
David. C. Mahoney(6)........................................        27,834                *
Alain J. Hanover(7).........................................        31,168                *
Peter Gyenes................................................         5,000                *
Paul Ferri(8)...............................................        37,840                *
Charles F. Kane.............................................             0                0%
John D. Loewenberg(9).......................................        20,000                *

Other Named Executive Officers
Edward Terino(10)...........................................       111,865                *
Craig Cervo(11).............................................       104,763                *
Bernie Thompson(12).........................................        49,968                *
Barry Zane..................................................        29,500                *
All current directors and executive officers as a group (12
  persons)(13)..............................................     1,227,603             9.99%

---------------
   * Less than 1%.

 (1) Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. In accordance with Securities and Exchange Commission ("SEC") rules, each person listed is deemed to beneficially own any shares issuable upon the exercise of stock options held by him or her that were exercisable on December 31, 2000 or within 60 days after December 31, 2000; any reference in these footnotes to options refers only to such options.

 (2) Number of shares deemed outstanding includes 11,619,572 shares outstanding as of December 31, 2000, plus any shares subject to outstanding stock options held by the person or group in question.

 (3) Based on representations made to the Company by Mr. Fire in March 2001. Mr. Fire's address is 10512 S. Highland Lane, Olathe, KS 66061.

 (4) Includes 328,969 shares subject to stock options held by Mr. Saxena and 20,000 shares in a custodial account for his daughter. Mr. Saxena's address is c/o Applix, Inc., 112 Turnpike Road, Westboro, Massachusetts 01581-2831.

 (5) Includes 75,000 shares subject to stock options held by Mr. Goldsworthy.

 (6) Comprised of 27,834 shares subject to stock options held by Mr. Mahoney.

 (7) Includes 10,000 shares subject to stock options held by Mr. Hanover.

 (8) Includes 30,834 shares subject to stock options held by Mr. Ferri.

 (9) Comprised of 15,000 shares held by Mr. Loewenberg and Linda P. Loewenberg and 5,000 shares held by Ms. Loewenberg.

(10) Includes 45,722 shares subject to stock options held by Mr. Terino.

(11) Comprised of 104,763 shares subject to stock options held by Mr. Cervo.

(12) Comprised of 49,968 shares held by Mr. Thompson's spouse.

(13) Includes a total of 672,946 shares subject to stock options held by the current directors and executive officers as a group.

                             ELECTION OF DIRECTORS

MEMBERS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I Directors, whose terms expire at this Annual Meeting of Stockholders; three Class II Directors, whose terms expire at the 2002 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2003 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

     The persons named in the enclosed proxy will vote to elect each of Jitendra
S. Saxena and John D. Loewenberg as Class I Directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each of the nominees are currently Class I Directors of the Company. Each of Mr. Saxena and Mr. Loewenberg has indicated his willingness to serve, if elected, but if either person should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors. Proxies may not be voted for a greater number of persons than the number of nominees named herein.

     Set forth below are the names and certain information with respect to each director of the Company, including the nominees for Class I Directors.

Class I Directors (holding office for a term expiring at this Annual Meeting. Mr. Saxena and Mr. Loewenberg are each nominated for a term expiring at the 2004 Annual Meeting. Mr. Ferri will not stand for re-election.):

     Mr. Saxena, age 55, is a founder of the Company, has been a director since its inception in 1983 and has served as Chairman of the Board of Directors since April 1997. Mr. Saxena has been Chief Executive Officer of Netezza, Inc., a company providing high-end data warehousing server hardware and software, since September 2000. Mr. Saxena served as Chief Executive Officer of the Company from 1983 until April 2000 and served as its President from its inception until April 1997.

     Mr. Loewenberg, age 60, has been a director of the Company since March 2001. Mr. Loewenberg has been Managing Partner of JDL Enterprises, a consulting company, since 1996 and also serves as an advisor to Safeguard Scientifics, a venture capital firm focused on the Internet. Mr. Loewenberg served as interim President and CEO of Wang Healthcare Information Systems, an electronic medical record solution company, from March 1998 to September 1999. As a part of his Safeguard relationship, Mr. Loewenberg served as interim CEO of FormMaker Software Inc. (now part of DocuCorp International), a document automation provider, from January 1997 to September 1997. Mr. Loewenberg is currently a director of CompuCom, Diamond Cluster International, DocuCorp International and Sanchez Computer Associates.

     Mr. Ferri, age 62, has been a director of the Company since its inception in 1983. He has been the managing general partner of Matrix Partners, a venture capital firm, since 1982. Mr. Ferri also serves as a director of Sycamore Networks, Inc. and Sonus Networks, Inc.

Class II Directors (holding office for a term expiring at the 2002 Annual Meeting):

     Mr. Hanover, age 52, has been a director of the Company since July 1992. He has been the Managing Partner of Main Street Partners LLC, a venture capital firm, since August 2000. Mr. Hanover served as the President and Chief Executive Officer of InCert Software Corp., a computer software development and distribution company from October 1997 to July 2000. Mr. Hanover served as Chairman of the Board of Directors and Chief Executive of Viewlogic Systems, Inc., an engineering software company, from 1984 until May 1997.

     Mr. Goldsworthy, age 52, has been a director of the Company and President and Chief Executive Officer of the Company since April 2000. From January to April 2000, Mr. Goldsworthy served as President, eBusiness Division of the Company. Mr. Goldsworthy served as Executive Vice President and then Chief Executive Officer of CMI-Competitive Solutions, Inc., a supplier of enterprise resources planning solutions for the automotive supplier industry, from September 1996 to December 1999. Mr. Goldsworthy held various sales, marketing and operational management positions with Digital Equipment Corporation, now a part of Compaq Computer Corporation, a computer manufacturer, from October 1981 to September 1996.

     Mr. Charles F. Kane, age 43, has been a director of the Company since March 2001. Mr. Kane has served as Chief Operating Officer of Corechange, Inc., an e-business access framework software provider, since May 2000. Before joining Corechange, from March 2000 to May 2000, Mr. Kane served as Executive Vice President and Chief Financial Officer of Informix Corporation, a global provider of information management software. Mr. Kane served as Executive Vice President and CFO of Ardent Software, Inc., a data integration software supplier, from November 1995 to March 2000 when it was acquired by Informix Corporation.

Class III Directors (holding office for a term expiring at the 2003 Annual Meeting):

     Mr. Mahoney, age 56, has been a director of the Company since October 1992. Mr. Mahoney has been Chairman of the Board of Directors of LeadingSide, Inc. (formerly Dataware Technologies, Incorporated), an e-business solutions provider, since February 2000 and President and Chief Executive Officer of LeadingSide since January 1999. Mr. Mahoney served as President and Chief Executive Officer of Sovereign Hill Software, Inc., a collaborative knowledge discovery software provider, from January 1998 to December 1998, when it merged with Dataware Technologies. He served as president of Falcon Group Consulting, a consulting firm, from May 1997 to January 1998. Mr. Mahoney served as Chairman of the Board and Chief Executive Officer of ePresence, Inc. (formerly Banyan Systems, Inc.), a networking software company, from 1983 until May 1997.

     Mr. Gyenes, age 55, has been a director of the Company since May 2000. Mr. Gyenes has served as the Chief Executive Officer of Informix Corporation, a global provider of information management software, since July 2000. Mr. Gyenes was Chairman, President and Chief Executive Officer of Ardent Software, Inc., a data integration software supplier, from April 1997 until the sale of Ardent to Informix Corporation in March 2000. He served as Ardent's Executive Vice President of Worldwide Sales and International Operations from May 1996 to March 1997. Mr. Gyenes served as President and CEO of Racal InterLan, Inc. from April 1995 to May 1996. Mr. Gyenes is a member of the Board of Directors of Informix Corporation, Cornerstone Internet Solutions, Davox Corporation and Axis Computer Systems. Mr. Gyenes is also a member of the Board of Trustees of the Massachusetts Software and Internet Council.

BOARD AND COMMITTEE MEETINGS

     The standing Audit Committee of the Board of Directors is responsible for reviewing financial reports, accounting procedures and the scope and results of the annual audit of the Company's financial statements. The Audit Committee met four times during 2000. During 2000, the Audit Committee was comprised of Messrs. Ferri, Hanover, and Saxena. The current members of the Audit Committee are Messrs. Hanover, Loewenberg and Kane.

     The standing Compensation Committee of the Board of Directors is responsible for reviewing compensation issues and making decisions concerning the compensation (including stock option grants) of the Company's executive officers. The Compensation Committee met twice during 2000. During 2000, the Compensation Committee was composed of Messrs. Mahoney and Ferri. The current members of the Compensation Committee are Messrs. Mahoney and Loewenberg.

     The Board of Directors met thirteen times during 2000, and acted twice by written consent in lieu of a meeting. Each director, except Mr. Gyenes, attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he then served.

COMPENSATION OF DIRECTORS

     Employee directors of the Company do not receive compensation for their services as directors. Non-employee directors receive $10,000 annually, payable quarterly, in compensation for their services as directors. In addition, non-employee directors are reimbursed for expenses incurred in connection with attendance at Board meetings.

     Pursuant to the 2000 Director Stock Option Plan (the "2000 Director Plan"),
(1) each outside director received an option to purchase 1,500 shares of Common Stock on May 5, 2000, the date that the 2000 Director Plan was approved by the Company's stockholders, (2) each outside director is eligible to receive an option to purchase 4,000 shares of Common Stock on January 1 of each year beginning 2001, so long as he or she continues to serve as a director and provided he or she attended at least 75% of the meetings of the Board and any committees on which he or she served in the preceding year and (3) each outside director initially elected to the Board after the adoption of the 2000 Director Plan is eligible to receive an option to purchase 10,000 shares of Common Stock upon such director's initial election to the Board. Such options have an exercise price equal to the fair market value of the Common Stock on the date of grant; become exercisable in two equal annual installments on the first and second anniversaries of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date; and expire seven years from the date of grant or 90 days after the optionee ceases to serve as a director. Mr. Gyenes received an option to purchase 10,000 shares of Common Stock on May 5, 2000, the date of his initial election to the Board. The non-employee directors, except for Mr. Gyenes, each received an option to purchase 4,000 shares of Common Stock at an exercise price of $2.50 per share on January 1, 2001 pursuant to the 2000 Director Plan.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of (1) the Chief Executive Officer (the "CEO") of the Company as of December 31, 2000, (2) the person who served as CEO for part of the fiscal year ended December 31, 2000, (3) the two most highly compensated executive officers (other than the CEO) whose total annual salary and bonus exceeded $100,000 and who were serving as executive officers at the end of 2000, and (3) two executive officers who would have been among the four most highly compensated executive officers other than the CEO had they been serving as executive officers at the end of 2000.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                         ----------------
                                                                            AWARDS(2)
                                                          ANNUAL         ----------------
                                                     COMPENSATION(1)     NUMBER OF SHARES
                                           FISCAL   ------------------   UNDERLYING STOCK    ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR     SALARY     BONUS        OPTIONS        COMPENSATION
---------------------------                ------   --------   -------   ----------------   ------------
Alan Goldsworthy(3)......................   2000    $221,683   $35,000        400,000               0
President and Chief Executive Officer                                                               0
                                                                                                    0
Jitendra S. Saxena(4)....................   2000    $270,000         0        100,000         $69,655
Chairman and former Chief Executive
  Officer................................   1999     250,000   $40,248         80,000               0
                                            1998     220,000         0         50,000               0
Edward Terino(5).........................   2000    $180,000   $21,000         40,000               0
Senior Vice President, Finance, Chief
Financial                                   1999     127,787   $ 6,708        100,000               0
Officer and Treasurer
Craig Cervo..............................   2000    $170,000   $17,500         25,000               0
Vice President, Product Development         1999     165,000   $13,416         30,000               0
                                            1998     155,000         0         25,000               0
Bernie Thompson(6).......................   2000    $117,022         0              0         $30,921
President, VistaSource, Inc.
Barry Zane(7)............................   2000    $101,962         0         15,000         $39,076
Vice President, Technology                  1999     160,000   $13,416         30,000               0
                                            1998     150,000         0         25,000               0

---------------
(1) Other compensation in the form of perquisites and other personal benefits has been omitted, in accordance with the rules of the SEC, as the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for each executive officer in each fiscal year covered.

(2) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during any fiscal year covered.

(3) Mr. Goldsworthy joined the Company in January 2000 and became President and Chief Executive Officer in April 2000.

(4) Mr. Saxena resigned as Chief Executive Officer in April 2000. Salary for fiscal 2000 includes amounts paid to Mr. Saxena as Chief Executive Officer until April 2000 and amounts paid as Chairman of the Board of Directors for the balance of fiscal 2000. All Other Compensation is comprised of a vacation payout of $69,655.

(5) Mr. Terino joined the Company in April 1999.

(6) Mr. Thompson joined the Company in December 1999 and resigned from the Company in October 2000. All Other Compensation is comprised of a moving expense payment of $30,921.

(7) Mr. Zane resigned from the Company in October 2000. All Other Compensation is comprised of a vacation payout of $39,076.

OPTION GRANTS

     The following table sets forth information regarding the granting of options during 2000 to the Named Executive Officers:

                                               INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                           ---------------------------------------------------------      VALUE AT ASSUMED
                           NUMBER OF      PERCENT OF                                    ANNUAL RATES OF STOCK
                             SHARES      TOTAL OPTIONS                                 PRICE APPRECIATION FOR
                           UNDERLYING     GRANTED TO                                       OPTION TERM(2)
                            OPTIONS      EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -----------------------
EXECUTIVE OFFICER           GRANTED       FISCAL YEAR    PER SHARE (1)       DATE          5%          10%
-----------------          ----------    -------------   --------------   ----------   ----------   ----------
Alan Goldsworthy.........   200,000         14.0%           $14.000        01/01/07    $1,139,881   $2,656,408
                            200,000         14.0%           $ 6.125        05/05/07    $  498,698   $1,162,178
Jitendra Saxena..........   100,000(3)(4)     7.0%          $ 14.00          1/6/07    $  569,941   $1,328,204
Edward Terino............    40,000(3)       2.8%           $ 14.00          1/6/07    $  227,976   $  531,282
Craig Cervo..............    25,000(3)       1.7%           $ 14.00          1/6/07    $  142,485   $  332,051
Bernie Thompson..........         0            0%                 0               0             0            0
Barry Zane...............    15,000(3)       1.0%           $ 14.00          1/6/07    $   85,491   $  199,231

---------------
(1) Options are intended to be incentive stock options at the time of grant and generally terminate three months following termination of the executive officer's employment with the Company or on the expiration date, whichever occurs earlier. The exercise price of each option is equal to the fair market value per share of the Common Stock on the date of grant. In February 2000, all outstanding options under the 1994 Equity Incentive Plan were amended to reduce the vesting schedule from five years to four years.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The grants shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

(3) Represents option granted in January 2000. These option grants were previously disclosed in the Company's 2000 proxy statement as grants in the fiscal year ended December 31, 1999.

(4) See "Employment Contracts" below.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information concerning each exercise of stock options during 2000 by the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2000:

                                                               -------------------------
                                                                   NUMBER OF SHARES
                           NUMBER OF                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                             SHARES                                   OPTIONS AT            IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON            VALUE              FISCAL YEAR-END           FISCAL YEAR-END(2)
NAME                        EXERCISE          REALIZED(1)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                    ----------------   -----------------   -------------------------   -------------------------
Alan Goldsworthy......            0                   0              50,000/350,000                     0/0
Jitendra Saxena.......       20,000             $39,600             298,261/197,339                     0/0
Edward Terino.........            0                   0               40,722/99,278                     0/0
Craig Cervo...........            0                   0               93,880/65,254                $3,164/0
Bernie Thompson.......            0                   0                         0/0                     0/0
Barry Zane............            0                   0                    57,130/0                     0/0

---------------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Represents the fair market value of the Common Stock on December 29, 2000, the last trading day of 2000 ($2.50 per share), less the option exercise price.

EMPLOYMENT CONTRACTS

     The Company entered into an employment agreement with Jitendra S. Saxena on June 27, 2000 (the "Employment Agreement"). Mr. Saxena was the founder of the Company and served as the Chief Executive Officer of the Company from 1983 until April 2000. The Employment Agreement provided for Mr. Saxena to continue as Chairman of the Board of Directors on a full-time basis through July 1, 2000 and to continue as Chairman or in such other capacity as the Board designates through July 1, 2002. Mr. Saxena's primary role under the Employment Agreement was to provide advice and assistance to the executive officers of the Company on matters concerning strategy and planning. Under the Employment Agreement Mr. Saxena was entitled to an annual salary of $270,000 and was entitled to participate in all benefit programs, excluding vacation, for which he was eligible. Mr. Saxena was not eligible to receive a bonus. The Employment Agreement also included non-competition and non-solicitation provisions.

     In connection with the divestiture of the Company's VistaSource division, on March 19, 2001, the Company and Mr. Saxena entered into a supplemental agreement which amended the terms of the Employment Agreement as follows. Mr. Saxena's employment with the Company terminated effective as of March 19, 2001, although Mr. Saxena continues to serve as Chairman of the Board of Directors. Mr. Saxena will continue to receive payments of $22,500 per month (or $270,000 annually) as severance benefits but is no longer entitled to participate in any benefit programs of the Company. Mr. Saxena surrendered to the Company for cancellation a stock option for 100,000 shares of common stock. The Company amended all other stock options held by Mr. Saxena to accelerate such options in full and to extend the period of time during which Mr. Saxena may exercise such options to October 1, 2002. The non-competition and non-solicitation provisions of the Employment Agreement remain in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 2000, the Board of Directors approved an Executive Stock Loan Purchase Program in order to facilitate the purchase of Common Stock of the Company by executives of the Company. On September 29, 2000, the persons named below who were serving as executive officers at that time purchased Common Stock from the Company, under the 1994 Equity Incentive Plan, for a purchase price of $4.375 per share, which represented the fair market value of the Common Stock on July 31, 2000. These purchases were funded by loans from the Company. The terms of the loans are five years at an interest rate of 6% with interest payable upon maturity of the loan. The loans provide for mandatory repayment in the event of the sale of the shares or the termination of employment of the employee. The employee may repay the loan any time before the loan is due. The shares purchased through the Executive Stock Loan Program are held as collateral against the outstanding loan.

                                                                     AGGREGATE
                                                                     PURCHASE          AMOUNT
                                                       NUMBER OF       PRICE       OUTSTANDING AS
                                                        SHARES      (AMOUNT OF     OF JANUARY 22,
EXECUTIVE OFFICERS                                     PURCHASED       LOAN)            2001
------------------                                     ---------    -----------    ---------------
Alan Goldsworthy.....................................   51,429      $225,001.88      $229,255.34
President, Chief Executive Officer
Edward Terino........................................   41,143      $180,000.63      $183,403.38
Senior Vice President, Finance,
Chief Financial Officer and Treasurer

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"), which throughout 2000 was comprised of two non-employee directors (Messrs. Ferri and Mahoney). The Committee is responsible for determining the salaries of, establishing bonus programs for, and granting stock options to, the Company's executive officers. In making decisions regarding executive compensation, the Committee receives and considers input from the Company's Chief Executive Officer.

     The Committee has three general goals in determining executive compensation. First, the Committee seeks to provide incentive for, and to reward, the attainment of objectives that inure to the benefit of the Company and its stockholders. Second, the Committee seeks to compensate executives in a manner that enables the Company to attract and retain talented executives who can contribute to the success of the Company. Third, the Committee seeks to set the compensation of each executive at a level that it believes is fair, based on both the executive's relative contribution to the Company and the compensation levels of similarly situated executives in comparable companies.

     The Company's executive compensation consists of three principal elements: salary, bonuses and stock option grants.

     In establishing base salaries for executive officers, the Committee considers numerous factors such as the executive's responsibilities, the executive's importance to the Company, the executive's performance in the prior year, historical salary levels of the executive, and the salaries of executives at certain other companies whose business and/or financial situation is similar to that of the Company. To the extent it deems it appropriate, the Committee also considers general economic conditions within the area and within the industry. The base salaries of each of the Company's executive officers for 2000, except for Mr. Goldsworthy and Mr. Thompson who joined the Company in January 2000 and December 1999 respectively, represented an approximately 5% average increase over their base salaries for 1999.

     The Committee believes that it is important to tie a significant portion of the compensation of executive officers to the attainment of corporate success, thus aligning the objectives and rewards of Company executives with those of the stockholders of the Company. For 2000, the Committee established a bonus program for the executive officers based 50% on revenue goals and 50% on net income goals. Under this program, each executive officer was assigned a target bonus, which ranged from $50,000 to $150,000 for Mr. Goldsworthy. If the Company's revenue and net income for 2000 was less than 80% of the revenue and net income in the Company's 2000 operating plan, none of the target bonus would be paid to any executive. If the Company's revenue and net income for 2000 was at least 80% of its targeted revenue and net income, each executive officer would receive such percentage of each portion of his target bonus as was equal to the Company's net income or revenues as a percentage of target net income or revenues, as the case may be (e.g., if the Company's net income was 105% of target net income, each executive would receive 105% of the portion of his target bonus that was tied to net income). Based on the Company's fiscal 2000 performance, the executive officers would not have received bonuses for 2000. However, in light of the adverse impact on the Company's financial performance resulting from the delayed disposition of the VistaSource business and the improved operating results demonstrated in the latter part of fiscal 2000, the Committee decided to pay bonuses of 70% (or, if lower, the average percentage bonus paid to non-executive officers of the Company for fiscal 2000) of the fiscal 2000 target bonuses to each executive officer.

     The Committee also uses stock options as a significant element of the compensation package of executive officers, because it believes options provide an incentive to executives to maximize stockholder value and because they compensate executives only to the extent that the Company's stockholders receive a return on their investment. Moreover, because options granted to executive officers generally become exercisable over a four-year period and terminate upon or shortly after the termination of the executive's employment with the Company, stock options serve as a means of retaining these executives. In determining the total number of shares of Common Stock to be covered by option grants to executive officers in a given year, the Committee takes into account the number of outstanding shares of Common Stock, the number of shares reserved for issuance under the Company's option plan, recommendations of management concerning option grants to employees below executive level, the Company's projected hiring needs for the coming year and the recent performance of the Company. In making individual stock option grants to executives, the Committee considers the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

     In determining the compensation of the Chief Executive Officer, the Committee considered the same factors and goals that it used in determining the compensation of the other executive officers.

SECTION 162(M)

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), compensation in excess of $1.0 million paid to the CEO and the four other most highly compensated executive officers of a public company generally will not be deductible by the company for federal income tax purposes. Certain performance-based compensation, however, is excluded from this limitation. In general, the Company's stock option plans are structured and administered in a manner intended to comply with the performance-based exception to Section 162(m), thus excluding from the Section 162(m) limitation that income recognized by executives pursuant to stock options. The Committee intends to review periodically the potential effect of Section 162(m) and may in the future decide to structure certain other executive compensation programs so that they comply with the performance-based requirements of Section 162(m).

                                            Compensation Committee (during
                                            fiscal 2000)

                                            David C. Mahoney
                                            Paul J. Ferri

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Company's Board of Directors acts under a written charter first adopted and approved in March 2000. A copy of this charter is attached to this proxy statement as Appendix A. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     - the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

     Management represented to the Audit Committee that the Company's financial statements had been prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers, LLP, the Company's independent auditors.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the Company.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     By the Audit Committee of the Board of Directors of Applix, Inc. (during fiscal 2000).

                                            Paul J. Ferri
                                            Alain J. Hanover
                                            Jitendra S. Saxena

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock of the Company between December 31, 1995 and December 31, 2000 with the cumulative total return of (1) the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) (the "Nasdaq Composite Index") and (2) the Standard and Poor's Computer (Software & Services) Index (the "S&P Computer Index"), over the same period. This graph assumes the investment of $100.00 on December 31, 1995 in the Company's Common Stock and assumes any dividends are reinvested.

                                      LOGO

---------------------------------------------------------------------------------------------------------------------
                             December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                 1995           1996           1997           1998           1999           2000
---------------------------------------------------------------------------------------------------------------------
 APPLIX INC.                   $100.00        $ 80.28        $ 19.27        $ 14.22        $ 66.29        $  9.17
 NASDAQ COMPOSITE              $100.00        $123.04        $150.69        $212.51        $394.92        $237.62
 S&P COMPUTER INDEX            $100.00        $155.46        $216.56        $392.40        $725.67        $342.87
---------------------------------------------------------------------------------------------------------------------

                        PROPOSAL TO APPROVE AN AMENDMENT
                       TO THE 1994 EQUITY INCENTIVE PLAN

     The Company's 1994 Equity Incentive Plan (the "Incentive Plan") currently authorizes awards of restricted stock and grants of incentive and non-statutory stock options to employees, officers and employee directors of, and consultants and advisors to, the Company and its subsidiaries to purchase up to 4,490,157 shares of the Company's Common Stock. On February 26, 2001, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment (the "Amendment") to the Incentive Plan, providing for an increase in the number of shares of the Company's Common Stock available for issuance under the

Incentive Plan from 4,490,157 to 5,490,157 and an increase in the maximum number of shares with respect to which options and restricted stock awards may be granted to any employee in one calendar year under the Incentive Plan from 65,000 to 400,000.

     The Board of Directors believes that awards under the Incentive Plan, including stock options, have been and will continue to be an important compensation element in attracting and retaining key employees who are expected to contribute to the Company's growth and success. THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THIS AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

SUMMARY OF THE INCENTIVE PLAN

     The Incentive Plan was initially adopted by the Company's Board of Directors in April 1994 and approved by its stockholders in May 1994. The Incentive Plan will terminate in April 2004, unless earlier terminated according to the terms of the Incentive Plan.

     Stock options entitle the optionee to purchase Common Stock from the Company for a specified exercise price during a period specified in the applicable option agreement. Restricted stock awards under the Incentive Plan entitle the recipient to purchase Common Stock from the Company under terms which provide for vesting over a period of time and a right of repurchase in favor of the Company of the unvested portion of the Common Stock subject to the award upon the termination of the recipient's employment or other relationship with the Company. As option grants and stock awards under the Incentive Plan are discretionary, the Company cannot now determine the number of options to be granted or awards to be made to any particular executive officer, executive officers as a group, or non-executive officers and employees as a group. Subject to approval of the Amendment, the maximum number of shares with respect to which options and restricted stock awards may be granted to any employee under the Incentive Plan in one calendar year may not exceed 400,000 shares of Common Stock.

     The Incentive Plan is administered by both the Board of Directors and its Compensation Committee, which select the persons to whom restricted stock awards and stock options are granted and determine the number of shares of Common Stock covered by each award or option, its purchase price or exercise price, its vesting schedule and (in the case of stock options) its expiration date.

     As of December 31, 2000, 2,987,852 shares of Common Stock were issuable pursuant to stock options outstanding under the Incentive Plan and 592,298 additional shares remained available for future option grants or restricted stock awards under the Incentive Plan. The outstanding stock options generally become exercisable over a four-year period, are nontransferable, and expire either seven or 10 years after the date of grant (subject to earlier termination in the event of the termination of the optionee's employment with the Company). To date, no restricted stock awards have been made under the Incentive Plan. As of March 1, 2001, 375 employees of the Company were eligible to receive options or restricted stock awards under the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Incentive Plan and with respect to the sale of Common Stock acquired under the Incentive Plan. This summary is based on the federal tax laws in effect of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

INCENTIVE STOCK OPTIONS

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

NONSTATUTORY STOCK OPTIONS

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO stock for more than one year prior to the date of the sale.

TAX CONSEQUENCES TO THE COMPANY

     The grant of an award under the Incentive Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Incentive Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Incentive Plan, including as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                     PROPOSAL TO APPROVE THE 2001 EMPLOYEE
                              STOCK PURCHASE PLAN

     On February 26, 2001, the Board of Directors adopted the Company's 2001 Employee Stock Purchase Plan (the "2001 Stock Purchase Plan"). The purpose of the 2001 Stock Purchase Plan is to encourage ownership of stock of the Company by employees whose continued services are essential to the Company's future progress, and to provide them with an incentive to continue as employees of the Company. The Board of Directors of the Company believes that the 2001 Stock Purchase Plan will enhance the ability of the Company to attract and retain qualified employees and will provide further incentive to employees as a result of their equity interest in the Company. THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE APPROVAL OF THE 2001 STOCK PURCHASE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

SUMMARY OF PLAN

     All employees of the Company and certain of the Company's subsidiaries (the "Designated Subsidiaries"), including executive officers and directors who are employees who have been employed by the Company or a Designated Subsidiary prior to enrolling in the 2001 Employee Stock Purchase Plan and prior to the date that an offering commences under the 2001 Stock Purchase Plan and who are customarily employed for more than 20 hours per week and for more than five months in a calendar year by the Company or a Designated Subsidiary are eligible to participate in the 2001 Stock Purchase Plan. However, no employee will be eligible to participate in the 2001 Stock Purchase Plan if he or she possesses 5% or more of the total combined voting power or value of the stock of Company's or any parent or subsidiary corporation immediately after the grant of an option under the 2001 Stock Purchase Plan. No employee may purchase shares of stock with an aggregate value of more than $25,000 per calendar year under the 2001 Stock Purchase Plan (and all other employee stock purchase plans of the Company and its subsidiaries), determined by the value of such shares as of the applicable offering commencement dates. As of February 28, 2001, approximately 372 employees of the Company were eligible to participate in the plan. Because participation in the 2001 Stock Purchase Plan is at the election of the Company's employees, the benefits to be received by any particular executive officer, by all current executive officers as a group or by non-executive officer employees as a group cannot be determined by the Company at this time.

     A total of 800,000 shares of Common Stock are available for issuance under the 2001 Stock Purchase Plan. The 2001 Stock Purchase Plan will be conducted in a series of offerings. The first offering commenced on April 1, 2001 and will continue until July 31, 2001. Subsequent offerings will commence on each February 1 and August 1, or the first business day thereafter, and continue for six month periods. To participate in an offering under the 2001 Stock Purchase Plan, an employee must authorize the Company to deduct from 1% to 10% of his or her base pay during the offering period. At the end of each offering period, the accumulated payroll deductions of each participating employee will be used to purchase shares of Common Stock at the purchase price for that offering period. The purchase price of the shares in each offering period will be 85% of the closing price per share of the Common Stock on the Nasdaq National Market on either the first day or last day of the offering period, whichever is lower. The maximum number of shares of Common Stock that may be issued in any offering is 200,000.

     The Board of Directors of the Company may at any time terminate or amend the 2001 Stock Purchase Plan; provided, however that no such amendment shall be made to the 2001 Stock Purchase Plan (a) without approval of the stockholders of the Company if approval of such amendment is required by Section 423 of the Code, or (b) which would cause the plan to fail to comply with Section 423 of the Code.

     The 2001 Stock Purchase Plan will be administered by the Board of Directors or by a Committee appointed by the Board, which is authorized to make rules and regulations for the administration and interpretation of the 2001 Stock Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the 2001 Stock Purchase Plan and with respect to the sale of Common Stock acquired under the 2001 Stock Purchase Plan. This summary is based on the federal tax laws in effect of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

TAX CONSEQUENCES TO PARTICIPANTS

     In general, a participant will not recognize taxable income upon enrolling in the 2001 Stock Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the 2001 Stock Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

     - fifteen percent of the fair market value of the Common Stock on the Grant Date; and

     - the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

TAX CONSEQUENCES TO THE COMPANY

     The offering of Common Stock under the 2001 Stock Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 2001

Stock Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Tax Code.

TAX CONSEQUENCES TO PARTICIPANTS IF APPLIX STOCKHOLDERS DO NOT APPROVE THE 2001 STOCK PURCHASE PLAN

     In order for the 2001 Stock Purchase Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code, the stockholders of Applix must approve the 2001 Stock Purchase Plan within 12 months of its adoption by the Board. The Board approved the 2001 Stock Purchase Plan on February 26, 2001. Under the Code, the Applix stockholders must approve the 2001 Stock Purchase Plan within one year of the Board approval. Accordingly, if the Applix stockholders approve the 2001 Stock Purchase Plan on or before such one year anniversary, the tax consequences of the 2001 Stock Purchase Plan to participants will be as described above.

     If the Applix stockholders do not approve the 2001 Stock Purchase Plan on or before such date, the 2001 Stock Purchase Plan will remain in existence and there will be the following tax consequences to participants. Options granted under the 2001 Stock Purchase Plan will be treated as non-statutory stock options. As such, a participant generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "NSO Stock") on the exercise date over the purchase price.

     A participant will have a tax basis for any NSO Stock equal to the purchase price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the NSO Stock for a shorter period.

     The Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of a non-statutory stock option.

                                 OTHER MATTERS

MATTERS TO BE CONSIDERED AT THE MEETING

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

INDEPENDENT PUBLIC AUDITORS

     The Board of Directors is not soliciting the ratification by the stockholders of independent auditors for the current fiscal year because it has not yet made its selection of independent auditors. The Board of Directors may consider a product distribution relationship with an affiliate of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), which has served as the Company's independent auditors since 1993. If this relationship is consummated, the independence of PricewaterhouseCoopers as auditors for the Company may be compromised. As a result, the Board of Directors may select another accounting firm to serve as independent auditors for fiscal 2001.

     Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

AUDIT FEES

     PricewaterhouseCoopers billed the Company an aggregate of $136,657.77 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during such fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

ALL OTHER FEES

     PricewaterhouseCoopers billed the Company an aggregate of $96,203.00 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

SOLICITATION OF PROXIES

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be included in the Company's proxy statement for the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office not later than December 4, 2001.

     If a stockholder who wishes to make a proposal at the 2002 Annual
Meeting -- other than one that will be included in the Company's proxy materials -- does not notify the Company by February 16, 2002, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting.

SECTIONS 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of reports filed by the directors and executive officers of the Company pursuant to Section 16(a) of the Exchange Act or written representations from certain persons required to file reports under
Section 16(a) of the Exchange Act that no Form 5 filing was required for such person, the

Company believes that during 2000 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

                                            By Order of the Board of Directors,

                                            Patrick J. Rondeau, Clerk

March 30, 2001

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                                  APPLIX, INC.
                            AUDIT COMMITTEE CHARTER

I.  MEMBERSHIP

     A. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

     B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

        1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

        2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

        3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

        4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation -- other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation -- greater than $60,000; and

        5. Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

     C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

     D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II.  RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

     A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

     B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

     C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1, as modified or amended.

     D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

     E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

     F. The Audit Committee shall direct and request that the outside auditor represent that it has communicated to the Audit Committee all matters which should be communicated in accordance with Statement on Accounting Standards Nos. 61 and 71, as amended, including: changes in significant accounting policies or their application; accounting for unusual transactions; the effect and application of significant accounting policies in controversial areas or emerging areas for which there is a lack of authoritative guidance or consensus; the process used by management to formulate sensitive accounting estimates and the basis for the accountants conclusions concerning the reasonableness of those estimates; adjustments arising from audits that could have a significant impact on the Company's financial reporting process; disagreements with management about matters that could be significant to the Company's financial statements; and any serious difficulties encountered in dealing with management related to the performance of the audit.

     G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

     H. The Audit Committee shall prepare for inclusion in any proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in 17 C.F.Rsec.228.306.

     I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

     J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

     K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

     L. The Audit Committee shall prepare minutes of its meetings that shall be presented to the Board of Directors for review. The Audit Committee may determine that some or all of its minutes shall not be made available to members of management who are directors of the Company.

     M. The Audit Committee shall regularly report to the board of directors concerning any action the Audit Committee in the exercise of its business judgment believes the board of directors should consider.

                                                                      APPENDIX B

                                  APPLIX, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                                February 26, 2001

The purpose of this Plan is to provide eligible employees of Applix, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.0025 par value (the "Common Stock"), commencing on February 1, 2001. Eight Hundred Thousand (800,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

     1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2. ELIGIBILITY. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

          (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

          (b) they have been employed by the Company or a Designated Subsidiary prior to enrolling in the Plan; and

          (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. The first Offering (the "First Offering") will begin on April 1, 2001 (the "First Offering Commencement Date"). All subsequent Offerings will begin each August 1 and February 1, or the first business day thereafter (the "Offering Commencement Dates"). The First Offering Commencement Date will begin a period of four months and each other Offering Commencement Date will begin a six-month period (each, a

"Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings. The maximum number of shares of Common Stock that may be issued in any Offering is 200,000.

     4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least five (5) days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5. DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount at a rate of between 1% and 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7. INTEREST. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8. WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

     9. PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in THE WALL STREET JOURNAL. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee.

     10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16. MERGER. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or in the event of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, then (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such

Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased in any Offering exceeds the maximum number of shares available for such Offering, the Board or the Committee will allot the shares then available on a pro rata basis.

     19. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21. GOVERNING LAW. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

     22. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on February 26, 2001 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.


                                         Adopted by the Board of Directors
                                         on February 26, 2001

                                                                      APPENDIX C

                                  APPLIX, INC.

                           1994 EQUITY INCENTIVE PLAN



1.   PURPOSE.

     The purpose of this plan (the "Plan") is to secure for Applix, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code).

2.   TYPE OF OPTIONS AND AWARDS; ADMINISTRATION.

     (a) TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code ("Non-Statutory Options"). Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

     (b) ADMINISTRATION.

         (i) The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (x) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (y) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith.

         (ii) The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. Unless all members of the Board of Directors are "outside directors" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time, the Board shall appoint such a Committee of two or more directors, all of whom are outside directors, and shall delegate to such Committee all of its powers under the Plan, except that the Board's concurrent approval shall be required for any amendment to the Plan which may be adopted by the Committee; and provided, that any failure of any director or Committee member to satisfy the definition of outside director shall not invalidate any action taken by the Board or Committee with respect to any participant in the Plan, whether or not such person is a "covered employee" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time.

     (c) APPLICABILITY OF RULE 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act") or, any successor rules ("Rule 16b-3") or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

     (d) APPLICABILITY OF SECTION 162(m). Those provisions of the Plan which are required by or make express reference to Section 162(m) of the Code or any regulations thereunder, or any successor section of the Code or regulations thereunder ("Section 162(m)") shall apply only upon the Company's becoming a company that is subject to Section 162(m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board of Directors is authorized to exercise its discretion in the administration or amendment of this Plan or any option hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding option that would otherwise qualify as performance-based compensation under Section 162(m) to fail to so qualify under
Section 162(m).

3.   ELIGIBILITY.

     (a) GENERAL. Options and awards may be granted or made to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; PROVIDED, that the class of employees to whom Incentive Stock Options may be granted shall be limited to all employees of the Company. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16 below, the maximum number of shares with respect to which options or awards may be granted to any employee under the Plan in any one calendar year shall not exceed 400,000 shares of common stock.

     (b) GRANT OF OPTIONS TO DIRECTORS AND OFFICERS. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant or award, the exercise price of the option or the sale price of the award and the number of shares for which an option or award may be granted to such director or officer shall be determined either (i) by the Board of Directors or (ii) by a committee of the Board of Directors having full authority to act in the matter, composed solely of "Non-Employee Directors" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.   STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 5,490,157 shares of Common Stock, $.0025 par value per share ("Common Stock"). Except as may be prohibited by Rule 16b-3, (i) if an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan, and (ii) if restricted stock awarded under the Plan shall be repurchased by the Company, the repurchased shares subject to such award shall again be available for subsequent option grants or awards under the Plan.

5.   FORMS OF OPTION AGREEMENTS.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.   PURCHASE PRICE UPON EXERCISE OF OPTIONS.

     (a) GENERAL. Subject to Section 3(b), the purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, or an option intended to qualify as performance-based compensation within the meaning of Section 162(m), the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

     (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised or (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulation (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board). The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.   OPTION PERIOD.

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

8.   EXERCISE OF OPTIONS.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.   NONTRANSFERABILITY OF OPTIONS.

     Unless otherwise provided in the agreement granting an option pursuant to this Plan, an option shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.  INCENTIVE STOCK OPTIONS.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.  ADDITIONAL PROVISIONS.

     (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised.

13.  AWARDS.

     A restricted stock award ("award") shall consist of the sale and issuance by the Company of shares of Common Stock, and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

     (a) EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

     (b) PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients or issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

     (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

     (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

          (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

          (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

          (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

     (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportional basis, as the shares initially purchased pursuant to such award.

     (f) TRANSFERS IN BREACH OF AWARD. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

     (g) ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

14.  GENERAL RESTRICTIONS.

     (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b) COMPLIANCE WITH SECURITIES LAWS. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.  RIGHTS AS A SHAREHOLDER.

     The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.  ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

     (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportional adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

     (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.  MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     (a) GENERAL. In the event of a consolidation or merger in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirement of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event; provided, however, that the Board of Directors may not take any action which would cause any option granted under the Plan to fail to qualify as performance-based compensation within the meaning of Section 162(m).

     (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.  OTHER EMPLOYEE BENEFITS.

     Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.  AMENDMENT OF THE PLAN.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options or is retired to ensure that any compensation attributable to any option under the Plan is deductible by the Company for federal income tax purposes under Section 162(m), the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, or is required to ensure that any compensation attributable to any option under the Plan is deductible by the Company for federal income tax purposes under Section 162(m), or any successor rule.

21.  WITHHOLDING.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirement.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

     (c) If the recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

22.  CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

23.  EFFECTIVE DATE AND DURATION OF THE PLAN.

     (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no option issued after the date of such amendment shall become exercisable unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless sooner terminated in accordance with Section 17, the Plan shall terminate upon the close of business on the day next preceding the

     (c) tenth anniversary of the date of its adoption by the Board of Directors. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

24.  PROVISION FOR FOREIGN PARTICIPANTS.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

25.  ADOPTION OF THE PLAN.

     The Plan was adopted by the Board of Directors on April 11, 1994 and approved by the stockholders on May 20, 1994. It was amended by the Board of Directors on March 13, 1997 and by the stockholders on May 8, 1997; further amended by the Board of Directors on March 23, 1998 and by the stockholders on May 8, 1998; further amended by the Board of Directors on February 10, 1999 and the stockholders on May 7, 1999; further amended by the Board of Directors on March 17, 2000 and by the stockholders on May 5, 2000; and further amended by the Board of Directors on February 26, 2001.

PROXY                                                                      PROXY

                                  APPLIX, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 4, 2001

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, having received notice of the Annual Meeting and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Edward Terino and Patrick J. Rondeau, and each of them (with full power of substitution), as proxies of the undersigned to attend the Annual Meeting of Stockholders of Applix, Inc. (the "Company") to be held on Friday, May 4, 2001 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

     Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

     IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.


1.    To elect the following individuals as Class I Directors:
         Nominees:                  Jitendra S. Saxena
                                    John D. Loewenberg
         FOR  [ ]                   WITHHOLD AUTHORITY  [ ]

FOR, except vote withheld from the following nominee(s):

-----------------------------------------------

2.    To approve an amendment to the Company's 1994 Equity Incentive Plan.
         FOR  [ ] AGAINST [ ]       ABSTAIN [ ]

3.    To approve the Company's 2001 Employee Stock Purchase Plan.
         FOR  [ ] AGAINST [ ]       ABSTAIN [ ]

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH ELECTION TO OFFICE OR PROPOSAL.

                                      -------------------------
                                      Signature(s)

                                      -------------------------
                                      Printed Name(s)

                                      -------------------------
                                      Date


     Important: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. If a corporation, sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name, by authorized person.